
                                                 NATIONSBANK, N.A.               EXHIBIT 99
                             MONTHLY SERVICING REPORT - BOATMENS AUTO TRUST 1996-A
                                      April 1, 2000 THROUGH April 30, 2000


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                                       $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                        28.44%
    (ii)  Class A-1 Notes Balance                                                 $ 82,654,904.00
    (iii) Class A-1 Notes Rate                                                             5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                        41.29%
    (ii)  Class A-2 Notes Balance                                                 $120,000,000.00
    (iii) Class A-2 Notes Rate                                                               6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                        26.27%
    (ii)  Class A-3 Notes Balance                                                 $ 76,343,707.00
    (iii) Class A-3 Notes Rate                                                               6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                    4.00%
    (ii)  Class B Certificates Balance                                            $ 11,624,943.00
    (iii) Class B Certificates Rate                                                          7.05%
(F) Servicing Fee Rate                                                                       1.00%
(G) Weighted Average Coupon (WAC)                                                            9.53%
(H) Weighted Average Original Maturity (WAOM)                                               56.22   months
(I) Weighted Average Remaining Maturity (WAM)                                               49.45   months
(J) Number of Receivables                                                                  24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                         2.00%
    (ii)  Reserve Account Initial Deposit                                         $  5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                                2.00%
          (b) Percent of Remaining Pool Balance                                              3.25%
          (c) Trigger Percent of Remaining Pool Balance                                      6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                                       $ 11,408,207.66
(B) Total Note and Certificate Pool Factor                                              0.0392542
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                  $          0.00
    (ii) Class A-1 Notes Pool Factor                                                    0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                  $          0.00
    (ii) Class A-2 Notes Pool Factor                                                    0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                  $          0.00
    (ii) Class A-3 Notes Pool Factor                                                    0.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                                             $ 11,408,207.66
    (ii) Class B Certificates Pool Factor                                               0.9813560
(G) Reserve Account Balance                                                       $  5,811,495.33
(H) Cumulative Net Losses for All Prior Periods                                   $  5,906,394.64
(I) Net Loss Ratio for Second Preceding Period                                              -5.39%
(J) Net Loss Ratio for Preceding Period                                                      0.68%
(K) Delinquency Ratio for Second Preceding Period                                            1.97%
(L) Delinquency Ratio for Preceding Period                                                   2.22%
(M) Weighted Average Coupon (WAC)                                                            9.47%
(N) Weighted Average Remaining Maturity (WAM)                                               12.39   months
(O) Number of Receivables                                                                   3,963

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                   $ 11,389,197.58
    (ii)  Not Used                                                                           0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                     0.00
    (iv) Other Refunds Related to Principal                                                  0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                          91,596.03
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)                                                            9.19%
(D) Weighted Average Remaining Maturity (WAM)                                               11.59   months
(E) Remaining Number of Receivables                                                         3,445
(F) Delinquent Receivables

                                 Dollar Amount                     #  Units
                                 -------------                     --------
(i)  30-59 Days Delinquent                  0              0.00%           0           0.00%
(ii)  60-89 Days Delinquent                 0              0.00%           0           0.00%
(iii) 90 Days or More Delinquent            0              0.00%           0           0.00%

(G) Repossessions
                                Dollar Amount                       #  Units
                                -------------                       --------
                                            0              0.00%           0           0.00%



D.  INPUTS  DERIVED  FROM  OTHER  SOURCES
-----------------------------------------


(A) Reserve Account Investment Income                                     $    28,351.04
(B) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
       Collection Period (see note)                                            19,010.08
(C) Liquidated Receivables Information
    (i)   Not Used                                                                  0.00
    (ii)  Not Used                                                                  0.00
    (iii) Recoveries on Previously Liquidated Contracts                        22,338.95
(D) Aggregate Net Losses for Collection Period                                 (3,328.87)
(E) Actual Number of Days in Interest Period                                          30

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                                  $    91,596.03
(B) Not Used                                                                        0.00
(C) Repurchased Loan Proceeds Related to Interest                                   0.00
(D) Recoveries from Prior Month Charge Offs                                    22,338.95
(E) Investment Earnings from the Reserve Account                               28,351.04
(F) Total Interest Collections                                                142,286.02

Principal:
(G) Principal Payments Received                                           $11,389,197.58
(H) Not Used                                                                        0.00
(I) Repurchased Loan Proceeds Related to Principal                                  0.00
(J) Other Refunds Related to Principal                                              0.00
(K) Total Principal Collections                                            11,389,197.58

(L) Total Collections                                                     $11,531,483.60



                                                                     II. DISTRIBUTIONS                    Per $1,000 of
                                                                     -----------------

                                                                                                       Original Balance
                                                                                                       ----------------
(A) Total Interest Collections                                                         $   142,286.02
(B) Servicing Fee                                                                      $     9,506.84              0.03

Interest                                                                                               Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                   Original Balance
                                                                                                       ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                         $         0.00                 0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                        0.00                 0
                                                                                       --------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)        $         0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                         $         0.00                 0
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                        0.00                 0
                                                                                       --------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)        $         0.00                 0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                         $         0.00                 0
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                        0.00                 0
                                                                                       --------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)        $         0.00                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                    $    67,023.22       5.765466549
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)              67,023.22       5.765466549
                                                                                       --------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw)   $         0.00                 0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                 $    67,023.22
(H) Excess Interest                                                                    $    65,755.96

Principal
(I) Total Principal Collections                                                        $11,389,197.58
(J) Draw on Reserve Fund for realized losses                                                19,010.08
(K) Total Amount Available for Principal Distribution                                  $11,408,207.66  Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                  Original Balance
                                                                                                       ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                                  0.00                 0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                       0.00                 0
                                                                                       --------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                 0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                                  0.00                 0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)                       0.00                 0
                                                                                       --------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                 0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                                  0.00                 0
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)                       0.00                 0
                                                                                       --------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                 0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                    11,408,207.66        11776.2721
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)         11,408,207.66        11776.2721
                                                                                       --------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)            0.00                 0
(P) Total Note and Certificate Principal Paid                                           11,408,207.66
(Q) Total Distributions                                                                 11,484,737.72
(R) Excess Servicing Releases from Reserve Account to Servicer                           5,858,241.21
(S) Amount of Draw from Reserve Account                                                     19,010.08
(T) Draw from Reserve Account plus Total Available Amount                               11,550,493.68



III.  POOL  BALANCES  AND  PORTFOLIO  INFORMATION
-------------------------------------------------
                                                       Beginning               End
                                                       of Period            of Period
                                                       ---------            ---------
(A) Balances and Principal Factors
(i)    Total Portfolio Balance                    $11,408,207.66           $     0.00
(ii)   Total Note  and  Certificate Pool Factor        0.0392542            0.0000000
(iii)  Class A-1 Notes Balance                              0.00                 0.00
(iv)   Class A-1 Notes Pool Factor                     0.0000000            0.0000000
(v)    Class A-2 Notes Balance                              0.00                 0.00
(vi)   Class A-2 Notes Pool Factor                     0.0000000            0.0000000
(vii)  Class A-3 Notes Balance                              0.00                 0.00
(viii) Class A-3 Notes Pool Factor                     0.0000000            0.0000000
(ix)   Class B Certificates Balance                11,408,207.66                 0.00
(x)    Class B Certificate Pool Factor                 0.9813560            0.0000000
(B) Portfolio Information
(i)   Weighted Average Coupon (WAC)                         9.47%                9.19%
(ii)  Weighted Average Remaining Maturity (WAM)            12.39   months       11.59   months
(iii) Remaining Number of Receivables                      3,963                    0
(iv)  Portfolio Receivable Balance                $11,408,207.66           $     0.00



IV.  RECONCILIATION  OF  RESERVE  ACCOUNT
-----------------------------------------


(A) Beginning Reserve Account Balance                                     $5,811,495.33
(B) Draw for Realized losses                                                  19,010.08
(C) Draw for Servicing Fee                                                         0.00
(D) Draw for Class A-1 Notes Interest Amount                                       0.00
(E) Draw for Class A-2 Notes Interest Amount                                       0.00
(F) Draw for Class A-3 Notes Interest Amount                                       0.00
(G) Draw for Class B Certificates Interest Amount                                  0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                  19,010.08
(I) Excess Interest                                                           65,755.96
(J) Reserve Account Balance Prior to Release                               5,858,241.21

(K) Reserve Account Required Amount                                                0.00

(L) Final Reserve Account Required Amount                                          0.00

(M) Reserve Account Release to Servicer                                    5,858,241.21

(N) Ending Reserve Account Balance                                                 0.00

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
------------------------------------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
        Collection Period                                                 $   19,010.08
(B) Liquidated Contracts
    (i)   Not Used                                                                 0.00
    (ii)  Not Used                                                                 0.00
    (iii) Recoveries on Previously Liquidated Contracts                       22,338.95
(C) Aggregate Net Losses for Collection Period                                (3,328.87)
(D) Net Loss Ratio for Collection Period (annualized)                             -0.70%
(E) Cumulative Net Losses for all Periods                                  5,903,065.77
(F) Delinquent Receivables



                                  Dollar Amount                     #  Units
                                  -------------                     --------
(i)  30-59 Days Delinquent                   0              0.00%         0          0.00%
(ii)  60-89 Days Delinquent                  0              0.00%         0          0.00%
(iii) 90 Days or More Delinquent             0              0.00%         0          0.00%

(G) Repossessions
                                  Dollar Amount                    #  Units
                                  -------------                    --------
                                             0              0.00%         0          0.00%



VI.  TESTS  FOR  INCREASE  IN  SPECIFIED  RESERVE  ACCOUNT  BALANCE
-------------------------------------------------------------------
(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                                      -5.39%
    (ii) Preceding Collection Period                                             0.68%
    (iii) Current Collection Period                                             -0.70%
    (iv) Three Month Average (Avg(i,ii,iii))                                    -1.80%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
        Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                       1.97%
    (ii) Preceding Collection Period                                             2.22%
    (iii) Current Collection Period                                              0.00%
    (iv) Three Month Average (Avg(i,ii,iii))                                     1.40%

(C) Loss and Delinquency Trigger Indicator                            Trigger was hit


The  undersigned  officers of NationsBank, N.A., as servicer, pursuant to the Sale and
Servicing  Agreement
hereby certify to the best of their knowledge and belief that the above information is true  and  correct.



          /s/  Jill  Stewart
          ------------------
          Jill  Stewart
          Senior  Vice  President